December 29, 2017
SEMPER MBS TOTAL RETURN FUND
Institutional Class	SEMMX
Investor Class	SEMPX
Class A	SEMOX

A series of Advisors Series Trust

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
for the Semper MBS Total Return Fund, each dated March 30, 2017

Semper Capital Management, L.P. (“Semper” or the “Adviser”), investment adviser to the Semper MBS Total Return Fund (the “Fund”), is proposing an increase in the Fund’s contractual advisory fee, resulting in an amended investment advisory agreement.  The Fund’s current contractual advisory fee is 0.45% of the Fund’s average net assets. The Adviser is proposing an increase to the advisory fee while also adding breakpoints to the advisory fee which will reduce the fee as the Fund’s assets grow.  The new proposed fee schedule would be 0.60% of average net assets up to $1.5 billion, 0.55% of average net assets up to $2.5 billion and 0.50% of average net assets in excess of $2.5 billion.  The Fund’s current net assets as of November 30, 2017 were $1.12 billion, which would result in an advisory fee of 0.60% under the proposed fee schedule.  Additionally, if the amended investment advisory agreement is approved by shareholders, the Adviser has proposed amendments to the Fund’s expense limitation agreement to limit the Fund’s total operating expenses to no more than 0.90%. 1.15% and 1.15% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively.  Under the current expense limitation agreement, the Fund’s total operating expenses are limited to no more than 0.75%, 1.00% and 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively.  Based on current estimates, total operating expenses after the increase in the advisory fee are expected to be 0.83%, 1.08%, and 1.08% of the Fund’s average daily net assets for the Fund’s Institutional Class, Investor Class, and Class A shares, respectively.
The Board of Trustees (the “Board”) of Advisors Series Trust met to consider the proposal at an in person meeting on December 6-7, 2017, and approved an amended investment advisory agreement between the Adviser and the Fund, subject to shareholder approval. The Board also approved the amended expense limitation agreement for the Fund, subject to shareholder approval of the amended investment advisory agreement. Shareholders of the Fund will be asked to approve the amended investment advisory agreement at a special meeting of shareholders expected to be held in the first quarter of 2018.  Shareholders will receive detailed information early in the first quarter of 2018 about the proposed amended investment advisory agreement in connection with the solicitation of their approval of the agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is December 29, 2017.